EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 1, 2002 relating to the financial statements, which appear in E-LOAN, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001.

PricewaterhouseCoopers LLP

San Francisco, California
October 4, 2002




                                  EXHIBIT 23.2